Exhibit 99.1

Logiq Expects Q4 2021 Revenue to Exceed $10 Million, up more than 52%, with Continued Gross Margin Expansion

New York, NY – December 2, 2021 – Logiq, Inc. (OTCQX: LGIQ, NEO: LGIQ), a global provider of award-winning consumer acquisition solutions, expects revenues for its fourth quarter ending December 31, 2021 to exceed $10 million, up more than 28% sequentially and up more than 52% over the same year-ago quarter.

“Our strengthening performance reflects the continued transformation of our business that has been refocused over this past year on higher quality, more profitable revenue streams,” stated Brent Suen, president of Logiq. “In fact, we have seen strong gross margin improvement every quarter of this year.

“This has also been driven by product and service level improvements, as well as more effective marketing that has attracted new customers to our platform, with this also resulting in a record revenue month in November.”

Fourth quarter 2021 gross margin is expected to continue to expand to record levels, exceeding at least 33.0%, compared to 29.5% in the previous quarter and 21.1% in the same year-ago quarter. The same year-ago quarter was the first quarter to demonstrate the benefits of the company’s refocus on higher margin, higher quality revenue streams, and the elimination of lower margin revenue, such as from white label partnerships that were impacted by the global pandemic.

“We believe the progress we have made is keeping us on the path to profitability for both of our business segments and further unlocking shareholder value,” continued Suen. “This includes our plans to separate AppLogiq and DataLogiq into two publicly traded companies by the end of the year, which continues to advance smoothly and on schedule. Our teams are also on fire, morale is super high, and strategic partners and customers are coming to us for deals.”

The business separation is expected to enable each company to better capitalize on the abundant growth and M&A opportunities in their respective e-commerce and fintech markets. Management has already established an extensive pipeline of potential acquisitions for AppLogiq and DataLogiq, and is currently in discussions with several targets that would be complementary and accretive to earnings if completed. The company believes it already has the funding and advisors in place to facilitate such potential transactions, although there can be no assurances that it will complete any of the potential transactions with companies in its M&A pipeline.

“As we’ve stated earlier, our analysis of recent comparable public market valuations and private equity funding for fintech companies in emerging markets sets a standalone valuation for just AppLogiq to be $100 million or more—and that is today, before any potential M&As,” added Suen. “However, we do not see the markets attributing much, if any, valuation of this business segment to Logiq’s overall valuation, and we see things similarly for DataLogiq. This is why we are anticipating a tremendous unlocking of shareholder value following the separation that is soon to be complete.”

The company plans to provide another financial update in January 2022.

About Logiq

Logiq Inc. is a U.S.-based leading global provider of e-commerce and fintech business enablement solutions. Its DataLogiq business provides a data-driven, end-to-end marketing and consumer acquisition solution. Its AI-powered LogiqX™ data engine delivers valuable consumer insights that enhance the ROI of online marketing spend and personalization. The company’s Fixel technology offers simplified online marketing with critical privacy features.

Its AppLogiq business, Logiq’s platform-as-a-service, branded as CreateApp™, enables small and medium-sized businesses worldwide to easily create and deploy a native mobile app for their business without technical knowledge or background. CreateApp™ empowers businesses to reach more customers, increase sales, manage logistics, and promote their products and services in an easy, affordable, and highly efficient way.

CreateApp™ is offered in 14 languages across 10 countries and three continents, including some of the fastest-growing emerging markets in Southeast Asia. The company’s PayLogiq, branded as AtozPay™ in Indonesia, offers mobile payments, and GoLogiq, branded as AtozGo™ in Indonesia, offers hyper-local food delivery services. Connect with Logiq: Website | LinkedIn | Twitter| Facebook.

Important Cautions Regarding Forward Looking Statements

This press release contains certain forward-looking statements and information, as defined within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and is subject to the Safe Harbor created by those sections. This press release also contains forward-looking statements and forward-looking information within the meaning of Canadian securities legislation that relate to Logiq’s current expectations and views of future events. Any statements that express, or involve discussions as to, expectations, beliefs, plans, objectives, assumptions or future events or performance (often, but not always, through the use of words or phrases such as “will likely result”, “are expected to”, “expects”, “will continue”, “is anticipated”, “anticipates”, “believes”, “estimated”, “intends”, “plans”, “forecast”, “projection”, “strategy”, “objective” and “outlook”) are not historical facts and may be forward-looking statements and may involve estimates, assumptions and uncertainties which could cause actual results or outcomes to differ materially from those expressed in such forward-looking statements. No assurance can be given that these expectations will prove to be correct and such forward-looking statements included in this press release should not be unduly relied upon.

These statements speak only as of the date of this press release. Forward-looking statements are based on a number of assumptions and are subject to a number of risks and uncertainties, many of which are beyond Logiq’s control, which could cause actual results and events to differ materially from those that are disclosed in or implied by such forward-looking statements. In particular and without limitation, this press release contains forward-looking statements regarding our products and services, the use and/or ongoing demand for our products and services, expectations regarding our revenue and the revenue generation potential of our products and services, our partnerships and strategic alliances, the impact of global pandemics (including COVID-19) on the demand for our products and services, industry trends, overall market growth rates, our growth strategies, the continued growth of the addressable markets for our products and solutions, our business plans and strategies, the proposed separation of Logiq’s AppLogiq and DataLogiq business into two public companies, including, without limitation, our ability to successfully locate and consummate the contemplated strategic transactions, the structure of any such transaction, timing of such transaction, and the valuation of the businesses after completion of any such transaction, if any, and other risks described in the Company’s prior press releases and in its filings with the Securities and Exchange Commission (SEC) including its Annual Report on Form 10-K and any subsequent public filings, and filings made pursuant to Canadian securities legislation that are available on www.sedar.com, including under the heading “Risk Factors” in the Company’s Canadian Prospectus.

Logiq undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by law. New factors emerge from time to time, and it is not possible for Logiq to predict all of them, or assess the impact of each such factor or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement. Any forward-looking statements contained in this press release are expressly qualified in their entirety by this cautionary statement.

Company Contact

Brent Suen, President
Logiq, Inc.
Email contact

Media & Investor Contact

Ronald Both or Justin Lumley
CMA Investor & Media Relations
Tel (949) 432-7566
Email contact